EXHIBIT 99.01

KANA Software Reports Second Quarter 2006 Financial Results

Strong Revenue Growth Positions Company for Profitability, Continued

Leadership in the Multi-Channel Customer Service Market

MENLO PARK, Calif. - August 14, 2006, KANA Software, Inc. (Pinksheets: KANA.PK), a world leader in multi-channel customer service, today announced that it has filed its Form 10-Q with the Securities and Exchange Commission for the quarter ended June 30, 2006.

KANA’s total revenues for the quarter ended June 30, 2006 were $14.5 million, including license revenues of $5.9 million. These revenue numbers represent increases of 36% in total revenue and 150% in license revenue over the second quarter 2005. This is KANA’s fifth consecutive quarter of total revenue growth.

KANA’s total revenues for the six months ended June 30, 2006 were $26.0 million, including license revenues of $8.8 million. These revenue numbers represent increases of 25% and 125%, respectively, from the total and license revenue numbers reported for the six months ended June 30, 2005.

KANA reported a net loss in accordance with accounting principles generally accepted in the United States (GAAP) of $383,000, or a loss of $0.01 per share, for the quarter ended June 30, 2006 versus a GAAP net loss of $1.9 million, or a loss of $0.06 per share, for the quarter ended June 30, 2005. The Company reported a GAAP net loss of $1.5 million, or a loss of $0.04 per share, for the six months ended June 30, 2006 versus a GAAP net loss of $15.7 million, or a loss of $0.54 per share, for the six months ended June 30, 2005.

The Company had a second quarter 2006 non-GAAP net profit of $1.7 million, calculated by adjusting KANA’s GAAP net loss of $383,000 by adding back three non-cash accounting charges of $1.0 million for the value of a registration rights penalty paid in common stock, $810,000 in stock-based compensation expense measured in accordance with SFAS 123(R), and $212,000 in warrant liability expense. KANA had a six month 2006 non-GAAP net profit of $2.1 million, calculated by adjusting the Company’s GAAP net loss of $1.5 million by adding back three non-cash accounting charges of $1.8 million in stock-based compensation expense measured in accordance with SFAS 123(R), $1.0 million for the value of a registration rights penalty paid in common stock, and $774,000 in warrant liability expense.

“We are very pleased with our second quarter results, as they reflect the significant strides KANA has made over the last year to streamline the organization and focus on its core competencies,” said Michael Fields, chief executive officer of KANA. “KANA’s consistent revenue growth over the last five quarters is indicative of the overall market demand for multi-channel customer service software. More importantly, though, it’s a testament to the depth and scalability of our solutions, the quality and commitment of our people and the mission and focus of our company. As a result, KANA is well positioned for profitability and continued success and leadership in the multi-channel customer service market.”

Based on the demand the Company is seeing and anticipating for its multi-channel customer service solutions with new and existing customers and integrator partners, KANA expects that total revenues for 2006 will range between $56 million and $58 million. This represents a growth of 30% to 34% percent over 2005 total revenues.

Company Highlights:

•	KANA received significant third-party validation and recognition from industry analysts in the second quarter. In May 2006, KANA was positioned as a leader in The Forrester Wave: eService Suites, Q2 2006, Forrester Research, Inc. Recognized for its focus on the multi-channel experience and for having a broad and deep eService suite, KANA received the top scores in 22 categories resulting in its overall placement as a clear eService market leader for the second consecutive year.

•	Further validating KANA’s leadership in the multi-channel customer service market, the Company received two coveted industry awards in Q2. KANA Response was named a recipient of the Customer Interaction Solutions magazine CRM Excellence Award for 2006, marking the seventh consecutive year KANA was awarded this distinction. Also, based on overwhelming support from KANA customers, KANA IQ was recognized as the Best Knowledge Management Solution in EMEA from ContactCenterWorld.com’s 2006 Members’ Choice Awards. This award marks the sixth award KANA has won this year.

•	KANA’s leading multi-channel customer service solutions continued to gain traction in Q2 with the addition of 11 new clients including PriceWaterhouseCoopers, Macrovision® Corporation and TracFone® Wireless, Inc. and expanded business with over 30 existing customers, including COX Communications Inc., Pentagon Federal Credit Union, Rail Europe Group and UBS PaineWebber. Additionally, in Q2, KANA had two license transactions and one maintenance renewal that were each over $1.0 million.

•	Longtime KANA customers continue to champion their successful implementations through case study presentations at various industry conferences. This week, ADC Telecommunications will present on how to maximize knowledge management solutions at the ICCM 2006 Conference & Expo, while Xerox Corporation will share best practices for building a strategic knowledge base at the Shared Insights Customer Self Service Conference.

•	In order to more closely align its mission and product strategy with the customer service strategies and top-line business objectives of its customers, KANA announced it will host the KANA Worldwide User Conference October 22-25, 2006 at the Boston Park Plaza Hotel & Towers. Featuring an agenda rich with keynote speeches, breakout sessions and social activities, the event will foster an interactive forum where KANA customers can share implementation best practices and hear industry analysts and thought leaders discuss the trends and business drivers shaping the multi-channel customer service market.

Investor Conference Call Information:

Michael Fields, chief executive officer, and John Thompson, chief financial officer, will host a conference call today at 4:30PM Eastern (1:30PM Pacific) when they will discuss the Company’s reported financial results and the financial outlook. The live Webcast can be accessed through the News and Events page under Events at www.kana.com.

About KANA

KANA is a world leader in multi-channel customer service. KANA’s integrated solutions allow companies to deliver consistent, managed service across all channels, including email, chat, call centers and Web self-service, so customers have the freedom to choose the service they want, how and when they want it. KANA’s clients report double-digit increases in customer satisfaction, while reducing call volumes by an average of 20%. KANA’s award-winning solutions are proven in more than 600 companies worldwide, including approximately half of the world’s largest 100 companies. For more information visit www.kana.com.

Cautionary Note Regarding Forward-looking Statements Under the Private Securities Litigation Reform Act of 1995:

Information in this release regarding KANA’s forecasts, projections, expectations, beliefs, and intentions are forward-looking statements that involve risks and uncertainties. All forward-looking statements included in this release are based upon information available to KANA as of the date of this release, which may likely change, and we assume no obligation to update any such forward-looking statement. These statements include statements about KANA’s expected 2006 revenues, KANA’s profitability and continued success and leadership, and customers’ expected benefits and results from KANA applications. These statements are not guarantees of future performance and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences include, but are not limited to: competition in our marketplace, including introductions of new products or services, or reductions in prices, by competitors; risks associated with lack of market acceptance of KANA’s products or services; inability to enhance and develop our products and services within budget and on schedule; inability to attract and retain qualified employees, to manage cash and expenditures or to expand sales; inability to manage our business in light of recent personnel reductions; KANA’s history of losses; the effect of potential military action and terrorist activities; and slow economic conditions, particularly as they affect spending by our prospective customers on SRM and similar enterprise software products. These and other factors are risks associated with our business that may affect our operating results and are discussed in KANA’s filings with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and our quarterly reports on
Form 10-Q.

Non-GAAP Financial Measures

To help understand KANA’s past financial performance and future results, KANA has supplemented its financial results that it provides in accordance with accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures. The method KANA uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. KANA’s reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. KANA’s management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate KANA’s business and make operating decisions. These non-GAAP financial measures are among one of the factors KANA’s management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.

NOTE: KANA is a registered trademark of KANA Software, Inc. All other company and product names may be trademarks of their respective owners.

Media Contacts:

Jessica Hohn

KANA

508/561-1236

jhohn@kana.com

Investor Contacts:

Market Street Partners

Carolyn Bass or Susan Coss, 415-445-3240

kana@marketstreetpartners.com